                                                                 EXHIBIT 10.44


                       THIRD AMENDMENT TO LOAN AGREEMENT

                                    BETWEEN

                             STANDARD FEDERAL BANK

                                      AND

                            GALION HOLDING COMPANY,
                      GALION SOLID WASTE EQUIPMENT, INC.,
                            GALION DUMP BODIES, INC.
                  AND M.E.G. EQUIPMENT SALES OF FLORIDA, INC.

     THIS AMENDMENT AGREEMENT made and delivered this 22nd day of June, 1995, by and between Galion Holding Company, a Michigan corporation, Galion Solid Waste Equipment, Inc., a Michigan corporation, and Galion Dump Bodies, Inc., a Michigan corporation (collectively, "Borrower"), and M.E.G. Equipment Sales of Florida, Inc. ("M.E.G."), a Florida corporation, whose address/principal office is 6200 Elmridge, Sterling Heights, Michigan 48310, McClain Industries, Inc., a Michigan corporation, whose address/principal office is 6200 Elmridge, Sterling Heights, Michigan 48310 ("Guarantor"), and Standard Federal Bank, a federal savings bank ("Standard Federal"), whose address is 2600 West Big Beaver Road, Troy, Michigan 48084.

RECITALS:

         A. On September 15, 1994, the Borrower and Standard Federal entered into a Loan Agreement, as amended by a First Amendment to Loan Agreement, dated February 16, 1995, and by a Second Amendment to Loan Agreement, dated May 5, 1995 (the "Loan Agreement"), pursuant to which the Borrower opened a revolving line of credit facility with Standard Federal, Loan No. 0250012691, with a credit limit of up to $9,000,000.00 (the "Line of Credit"), as evidenced by an Amended and Restated Promissory Note (Line of Credit), dated May 5, 1995, in the principal amount of $9,000,000.00 (the "Note"), secured by a Security Agreement, dated September 15, 1994 (the "Security Agreement"), and two Open-End Commercial Mortgages and Assignments of Lease and Rentals, dated June 29, 1993, as amended September 15, 1994, February 6, 1995, February 16, 1995 and May 5, 1995 (the "Mortgages") and supported by a Guaranty, dated May 5, 1995, executed by the Guarantor (the "Guaranty").

         B. The Borrower has requested an increase in the credit limit of the Line of Credit and a change in the advance formula thereunder, as herein provided, and Standard Federal is willing to supply such financing subject to the terms and conditions set forth in this Amendment Agreement and the Guarantor is agreeable thereto.

     NOW, THEREFORE, in reliance upon the representations herein provided and in consideration of the premises and the mutual prom-ises herein contained, the Borrower and Standard Federal hereby agree as follows:

         1. The Borrower is a Michigan corporation in good standing. All corporate resolutions heretofore delivered to Standard Federal relative to borrowing money and granting security interests remain in full force and effect. Borrower has duly authorized and validly executed and delivered this Amendment Agreement and such Amendment Agreement and the Loan Agreement (as hereby amended) are valid and enforceable according to their terms and do not conflict with or violate Borrower's corporate charter or by-laws or any agreement or covenants to which Borrower is a party.

         2. The Security Agreement is valid and enforceable in accordance with its terms. Standard Federal's security interest in the collateral described in the Security Agreement is valid and perfected and Borrower is aware of no claims or interests in such collateral prior or paramount to Standard Federal's.

         3. The Mortgages are valid and enforceable in accordance with their terms. Standard Federal holds valid first mortgage interests in the real property described in the Mortgages which are valid and perfected and Borrower is aware of no claims or interests in such property prior or paramount to Standard Federal's.

         4. The Guaranty is valid and enforceable in accordance with its terms and the Guarantor presently has no valid and existing defense to liability thereunder.

         5. Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced by the following new Section 1.1:

         1.1 Standard Federal hereby extends to the Borrower a revolving line of credit (the "Line of Credit") which shall not exceed at any one time outstanding the Credit Limit as hereafter defined.
         The term "Credit Limit" shall mean the lesser of: (a) Ten Million and 00/100 Dollars ($10,000,000.00), or (b) an amount equal to the sum of:
         (i) an amount equal to 80% of Eligible Accounts Receivable, plus (ii) an amount equal to the lesser of: (1) Five Million and 00/100 Dollars ($5,000,000.00), or (2) an amount equal to 50% of Qualified Inventory. As used herein, the term "Eligible Accounts Receivable" shall mean accounts receivable of the Borrower less than 90 days old, not doubtful as to collectibility or disputed as to existence or amount or subject to offset, contra- indebtedness or return and not intra-company or owing from any affiliated or related company or other entity, exclusive of any account receivable arising under a government contract, the assignment of which is subject to the Assignment of Claims Act of 1940, as amended, or any other similar federal or state statute or regulation governing the assignment of contracts with a governmental agency. The term "Qualified Inventory" shall mean the inventory of Borrower in which Standard Federal holds a perfected first security interest exclusive of any returned or damaged items and work-in-process.

         6. Simultaneously with the execution of this Amendment Agreement, the Borrower shall execute and deliver to Standard Federal a Third Amended and Restated Promissory Note (Line of Credit) in the stated principal amount of $10,000,000.00 (the "Amended Note") to evidence the Line of Credit as hereby amended and to replace the Note. The "Line of Credit Note" referred to in the Loan Agreement shall hereafter be deemed to refer to the Amended Note.

         7. M.E.G. is hereby added as a borrower under the Loan Agreement and the term "Borrower," as used in the Loan Agreement, shall hereafter be deemed to refer to M.E.G., jointly and severally with the other entities referred to as "Borrower" in the Loan Agreement. M.E.G. shall also execute and deliver the Amended Note, jointly and severally, with the other entities referred to as "Borrower" in the Loan Agreement. M.E.G. shall also execute and deliver to Standard Federal with this Amendment Agreement a Security Agreement whereby M.E.G. shall grant to Standard Federal a security interest of first priority in all personal property of M.E.G., in accordance with the provisions of Section 5.1(c) of the Loan Agreement.

         8. Simultaneously with the execution of this Amendment Agreement, the Borrower shall also execute and deliver amendment agreements whereby the Mortgages are amended to secure the Line of Credit as hereby amended.

         9. Except as herein amended, the Loan Agreement, Security Agreement, Mortgages and Guaranty shall remain in full force and effect.

         10. Guarantor acknowledges and consents to the amendment to the Loan Agreement herein provided and agrees that the Guaranty shall continue and remain in full force and effect with respect to the Loan Agreement as herein amended and to the Amended Note.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first written above.

Witnesses:                        BORROWER:

                                  GALION HOLDING COMPANY, a Michigan
                                  corporation


                                  By:
---------------------------          --------------------------------
                                       E. James Zabinski
                                       Vice President/Treasurer

                                  Taxpayer Identification Number:
                                  38-3060196

                                  GALION SOLID WASTE EQUIPMENT, INC.,
                                       a Michigan corporation


                                  By:
---------------------------          --------------------------------
                                       E. James Zabinski
                                       Treasurer

                                  Taxpayer Identification Number:

                                  ----------------------------------

                                  GALION DUMP BODIES, INC., a Michigan
                                       corporation


                                  By:
---------------------------          --------------------------------
                                       Carl Jaworski
                                       Treasurer

                                  Taxpayer Identification Number:

                                  ----------------------------------

                                  M.E.G. EQUIPMENT SALES OF FLORIDA,
                                       INC., a Florida corporation


                                  By:
---------------------------          --------------------------------
                                       E. James Zabinski
                                       Treasurer

                                  Taxpayer Identification Number:
                                  59-3241829

                                  GUARANTOR:

                                  MCCLAIN INDUSTRIES, INC., a Michigan
                                       corporation


                                  By:
--------------------------           -----------------------------
                                       E. James Zabinski

                                       Its:  Treasurer
                                           -----------------------

                                  38-1867649
                                  --------------------------------
                                  Taxpayer Identification Number



                                  STANDARD FEDERAL BANK, a
                                       federal savings bank



                                  By:
                                     ----------------------------

                                  Its:
                                      ------------------------